UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2010

GRUBB & ELLIS COMPANY
 (Exact name of registrant as specified in its charter)

Delaware	1-8122	94-1424307
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 North Tustin Avenue, Suite 300, Santa Ana, California	92705
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 667-8252

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 11, 2010, Grubb & Ellis Company (the “Company”) issued a press release and announced (i) unaudited preliminary results for its fourth quarter of 2009 and updated guidance for its fiscal year 2010, and (ii) that the Company will release its fourth quarter earnings before the market opens on Thursday, February 18, 2010 and that management will host a conference call at 10:30 a.m. Eastern Time on February 18, 2010 to review the results. The press release also disclosed how investors can access the conference call. A copy of the press release issued by the Company regarding the foregoing is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)  The following are filed as Exhibits to this Current Report on Form 8-K:

99.1     Press Release issued by Grubb & Ellis Company on February 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

GRUBB & ELLIS COMPANY

By:	/s/ Richard W. Pehlke

Richard W. Pehlke
Chief Financial Officer and Executive Vice President

Dated: February 11, 2010